EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 14th day of January, 2004 by and among ENVIRONMENTAL TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and BARRON PARTNERS LP (the "Investor").

     WHEREAS, the Company is offering 2,000,000 shares of its common stock, $0.001 par value per share (the "Common Stock") for a purchase price of $1.00 per share, 1,500,000 cashless non-callable A Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 1,500,000 cashless and callable B Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 2,000,000 cashless and callable C Warrant for the purchase of the Common Stock exercisable at $2.00 per share, 1,000,000 cashless and callable D Warrant for the purchase of the Common Stock exercisable at $4.00 per share, and 1,000,000 cashless and callable E Warrant for the purchase of the Common Stock exercisable at $6.00 per share (such shares of the Common Stock and warrants hereinafter collectively referred to as the "Units"); and

     WHEREAS, the warrants contained in the Units are hereinafter individually referred to as a "Warrant" and collectively as the "Warrants" and all of the Warrants are in the form described in Attachment A hereto; and
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     WHEREAS, the Investor wishes to purchase for the sum of $2,000,000 (the "Purchase Price"), upon the terms and subject to the conditions of this Agreement, all of the Units; and

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
             INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

     1.1     Incorporation  by  Reference.  The  foregoing  recitals,  and  all
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Attachments hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

     1.2     Superseder.  This  Agreement, to the extent that it is inconsistent
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with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

     1.3     Certain Definitions.  For purposes of this Agreement, the following
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capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

          (a)     "1933  Act"  means  the  Securities  Act  of 1933, as amended.

          (b) "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) "Affiliate" means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

          (d) "Articles" means the Articles of Incorporation of the Company, as the same may be amended from time to time.

          (e) "Closing Date" means January 23, 2004 or upon all of the conditions of Article VIII and Article IX herein are satisfied, subject to acceleration or postponement from time to time as the parties hereto may mutually agree. The closing (the "Closing") shall be held at 8513 Rochester Avenue, Rancho Cucamonga, California 91730 at 2:00 p.m., California time, on the Closing Date, unless another hour or place is mutually agreed upon by the parties hereto.

          (f) "Common Stock" means the shares of the common stock of the Company, par value $0.001 per share.

          (g) "Effective Date" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective.

          (h) "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

          (i) "Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

          (j) "Purchase Price" means the purchase price for the Units, which is the sum of $2,000,000.

          (k)     "Registration  Rights  Agreement"  shall mean the registration rights agreement between the Investor and the Company attached hereto as Attachment B.
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          (l) "Registration Statement" shall mean the registration statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Attachment B.
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          (m)     "SEC"  means  the  Securities  and  Exchange  Commission.

          (n) "SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

          (o) "Shares" shall mean, collectively, the shares of Common Stock of the Company being subscribed for hereunder and those shares of Common Stock issuable to the Investor upon exercise of the Warrants.

          (p)     "Units"  shall  mean the Shares and the Warrants collectively.

          (q) "Warrants" shall mean the Common Stock purchase warrants in the form attached hereto Attachment A.
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                                   ARTICLE II
                SALE AND PURCHASE OF THE UNITS AND PURCHASE PRICE

     2.1     Sale  of  the  Units.  Upon the terms and subject to the conditions
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set forth herein, and in accordance with applicable law, the Company agrees to sell, and the Investor, severally and not jointly, agree to purchase all of the Units, at the Purchase Price on the Closing Date. The Units shall consist of the following:

          (a)     Common  Stock.  Upon  the  Closing  of  this Agreement and the
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Company's receipt of the Purchase Price, the Investor shall receive 2,000,000 shares of the Common Stock of the Company at a value of $1.00 per share. The Company shall register the resale of the shares of Common Stock as well as the resale of the shares of the Common Stock upon the exercise of any of the Warrants pursuant to the terms and conditions of a Registration Rights Agreement attached hereto as Attachment B.
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          (b)     Warrants.  Upon  execution  and delivery of this Agreement and
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the Company's receipt of the Purchase Price, the Investor shall receive 1,500,000 cashless non-callable A Warrants for the purchase of the

Common Stock exercisable at $1.00 per share, 1,500,000 cashless and callable B Warrants for the purchase of the Common Stock exercisable at $1.00 per share, 2,000,000 cashless and callable C Warrants for the purchase of the Common Stock exercisable at $2.00 per share, 1,000,000 cashless and callable D Warrants for the purchase of the Common Stock exercisable at $4.00 per share, and 1,000,000 cashless and callable E Warrants for the purchase of the Common Stock exercisable at $6.00 per share. Each of such Warrant is in the form described in Attachment A attached hereto.
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     2.2     Payment of the Purchase Price and Escrow.  The Purchase Price to be
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paid by the Investor on the Closing Date has been paid on the date hereof into escrow by delivery of a check to the Company payable to the order of "City National Bank, Ontario, California, as Escrow Agent for Environmental Technologies, Inc." (the "Escrow Agent"). Upon the satisfaction of all of the terms hereof, the Escrow Agent at the Closing shall deliver the Purchase Price to the Company. Until the satisfaction of all of the terms of this Agreement, the Escrow Agent shall hold the Purchase Price in escrow subject to the following terms:

          (a)     Escrow Account.  The  Purchase Price  received  by  the Escrow
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Agent shall be held in a non-interest bearing account. The Escrow Agent shall disburse the funds to the Company, or as the Company shall in writing direct, upon the satisfaction of all of the terms and conditions of this Agreement and receipt of written confirmation from the Investor that it consents to the distribution of the Purchase Price as directed by the Company. If the closing of this Agreement has not taken place by the Closing Date, the Escrow Agent shall return the Purchase Price to the Investor immediately, without any offset or deduction.

          (b)     Fees  and  Costs  of  the  Escrow Agent.  The Investor and the
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Company, jointly and severally, agree to pay the fees and costs of the Escrow Agent according to its customary practices.

          (c)     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent,
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other than as hereinafter specified, shall be to receive the Purchase Price and hold it subject to release, in accordance with this Agreement.

          (d)     Release  of  the  Purchase  Price and Termination.  The Escrow
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Agent shall release the Purchase Price as provided herein. Upon the complete delivery of the Purchase Price by the Escrow Agent to the Company in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Purchase Price and its obligations and duties under this Agreement shall terminate.

          (e)     Liability of the Escrow Agent.  The duties of the Escrow Agent
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hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. Further, in receiving the Purchase Price, the Escrow Agent will act only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement. The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Company or the Investor or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (f)     Actions  by  the  Escrow  Agent.  The  Escrow Agent may act or
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refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (g)     Compliance  with  Orders,  Etc.  The  Escrow  Agent  is hereby
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authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Company or to the Investor, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (h)     No Action. The Escrow Agent shall not be required to institute
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or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Purchase Price not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (i)     Controversy.  Should  any controversy arise between the Escrow
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Agent, the Company, the Investor, or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Purchase Price, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Purchase Price, the Company and the Investor hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

          (j)     Indemnification.  The Company and the Investor hereby agree to
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indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees, charges, and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as the Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

          (k)     Resignation  of  the  Escrow  Agent.  In  the  event  of  the
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resignation of an Escrow Agent, the Company and the Investor shall appoint a successor Escrow Agent within 10 days following such resignation. If the Company and the Investor shall fail to appoint a successor Escrow Agent within such 10 day period, this Agreement shall terminate and the Purchase Price shall be returned immediately to the Investor without and offset or deduction. Any substitute Escrow Agent appointed hereunder shall possess and exercise all powers and authority herein conferred on an original Escrow Agent.

          (l)     No  Trusteeship.  The  Company and the Investor agree that the
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Escrow Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

                                   ARTICLE III
                     CLOSING DATE AND DELIVERIES AT CLOSING

     3.1     Closing  Date.  The closing of the transaction contemplated by this
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Agreement (the "Closing"), unless expressly determined herein, shall be held at the offices of the Company, at 2:00 p.m. California time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

     3.2     Deliveries  by  the  Company  at  the Closing.  At the Closing, the
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Company agrees to deliver, or cause to be delivered, to the Investor, the following:

          (a)     An  executed  copy  of  this  Agreement;

          (b) A certificate representing the shares of the Common Stock purchased hereunder duly endorsed in favor of the Investor;

          (c) Executed Warrants in the name of the Investor as described in Attachment A;
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          (d) An executed Registration Rights Agreement between the Investor and the Company in the form attached hereto as Attachment B;
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          (e) Confirmation that the Company has closed the acquisition of a publicly trading corporate shell as described in Paragraph 9.1 hereof; and

          (f) Such other documents or certificates as shall be reasonably requested by the Investor or its counsel.

     3.3     Deliveries  by  the  Investor.  In addition to and without limiting
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any other provision of this Agreement, the Investor agrees to deliver, or cause to be delivered, to the Company at the Closing, as appropriate, the following:

          (a)     An  executed  copy  of  this  Agreement;

          (b)     The  Purchase  Price;

          (c) An executed Registration Rights Agreement between the Investor and the Company; and

          (d) Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

     In the event any document provided to the other party in Paragraphs 3.2 and
3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven business days.

     3.4     Further  Assurances.  The  Company  and  the  Investor  shall, upon
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request, on or after the Closing Date, cooperate with each other, by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investor (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

     4.1     Organization  and Qualification.  The Company is a corporation duly
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organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     4.2     Articles  of  Incorporation and By-Laws.  The Company's Articles of
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Incorporation and By-Laws, as amended or restated to date are in effect on the date hereof and as of the Closing Date.

     4.3     Capitalization.  The  authorized  capital  stock  of  the  Company
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consists of 100,000,000 shares of the Common Stock, and 20,000,000 shares of preferred stock, par value $0.001 per share. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and non-assessable, and free of preemptive rights. Except pursuant to this Agreement and an agreement with Affiliates of Windstone Capital Partners, Inc., Steven R. Green, Norman E. Clarke, and Wood Capital Associates, as of the date hereof and as of the Closing Date, there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock.

     4.4     Actions by the Company before the Closing Date.  Before the Closing
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Date,  the  Company:

          (a) Will issue no additional shares of the Common Stock and no other capital stock;

          (b) Shall not change any of the provisions of its Articles of Incorporation or Bylaws; and

          (c) Will pay and discharge all of its obligations, taxes, accounts payable and indebtedness in accordance with customary practices, except those amounts being contested in good faith and against which the Company has set up adequate reserves.

     4.5     Actions  by  the Company after the Closing Date.  After the Closing
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Date, the Company does not have any plans to issue any options or warrants, or to adopt any stock option plans for its employees or advisers. However, after the Closing Date, the Company may adopt an incentive option plan, which will be consistent with accepted practice and conform to all applicable laws, be at an exercise price not lower than the higher of $1.00 or the then current Fair Market Price of the Common Stock, and not represent more than 15 percent of the fully diluted shares of the Common Stock then outstanding. Any such options will provide for vesting proportionately over a period of three to five years. "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     4.6     Shares Outstanding. As of the Closing Date, 9,750,000 shares of the
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Common Stock will be issued and outstanding, while no shares of the Company's preferred stock were issued and outstanding. The Common Stock will be owned as of the Closing Date hereof as follows:

                                    SHARES BENEFICIALLY OWNED
     NAME OF BENEFICIAL OWNER (1)       NUMBER     PERCENT
     ----------------------------       ------     -------
     Steven D. Rosenthal, Ph.D. . . .  1,000,000    10.25%
     Robert K. Christie . . . . . . .  3,750,000    38.46%
     Barbara Tainter. . . . . . . . .    250,000     2.56%
     Bret Covey . . . . . . . . . . .    650,000     6.66%
     Burr Northrop. . . . . . . . . .    500,000     5.12%
     Douglas L. Parker. . . . . . . .  1,250,000    12.82%
     Grover G. Moss . . . . . . . . .    910,000     9.33%
     James R. Christ. . . . . . . . .    200,000     2.05%
     Donald G. St. Clair. . . . . . .     40,000     0.04%
     San Diego Torrey Hills Capital .    375,000     3.84%
     Clayton Chase. . . . . . . . . .    375,000     3.84%
     Norman T. Reynolds . . . . . . .    250,000     2.56%
     Publicly traded corporate shell.    200,000     2.05%
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     Total. . . . . . . . . . . . . .  9,750,000   100.00%
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     4.7     Delivery  of the  Units.  The  Company on the Closing Date (a) will
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have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership to the Investor, the Units, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; other than those imposed by applicable securities laws, and (b) upon delivery of and payment by the Investor of the Purchase Price to the Company, the Investor will acquire good and marketable title to the Common Stock and the Warrants, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; other than those imposed by applicable securities laws.

     4.8     Authority.  The  Company  has  all  requisite  corporate  power and
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authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

     4.9     No  Conflict;  Required  Filings  and Consents.  The  execution and
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delivery of this Agreement by the Company does not, and the performance by the Company of its respective obligations hereunder will not (a) conflict with or violate the Articles of Incorporation or By-Laws of the Company; (b) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to the Company; or (c) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by the Company or any of its properties or assets is bound. Excluding from the foregoing, are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect.

     4.10     Financial  Statements.  The  financial  statements  of the Company
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(including the related notes and schedules thereto) presented to the Investor (the "Financial Statements") fairly presented the financial position of the Company as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of the Company for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of the Company have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

     4.11     Compliance with Applicable Laws.  The  Company is not in violation
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of, or, to the knowledge of the Company, under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

     4.12     Brokers.  Except for  Windstone Capital Partners, Inc., no broker,
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finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. In addition to the cash compensation to Windstone Capital Partners, Inc., the Company has agreed to execute warrants granting to Steven R. Green the right to purchase 171,875 shares  of  the  Common  Stock,  Norman  E. Clarke the right to purchase 171,875 shares of the Common Stock, and Wood Capital Associates the right to purchase 100,000 shares of the Common Stock. All of the warrants described in this paragraph will be similar to the A Warrant to be issued to the Investor, except that the Exercise Price will be $1.10 and there will be no adjustment to the Exercise Price. Any such warrant shall also be subject to the Registration Rights Agreement described in Attachment B hereto, except there will be no
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demand registration rights. However, the "piggy-back" registration rights provision will be subject to penalty.

     4.13     SEC  Documents.  After  the  Company  becomes  a  publicly  held
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company, it will make available to the Investor true and complete copies of any requested SEC Documents. Further, after the Company becomes a publicly held company, it shares of Common Stock will be registered for trading pursuant to
Section 12 of the 1934 Act, and the Common Stock will be listed and traded on the OTC Bulletin Board maintained by The Nasdaq Stock Market, Inc., or such other publicly trading market for which its shares of the Common Stock may then qualify. As of the date hereof, the Company has received no notice, either oral or written, with respect to the eligibility of the Common Stock for such listing on the OTC Bulletin Board. The Company has not provided to the Investor any information that, according to applicable law, rule, or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

     4.14     Litigation.  To  the  knowledge  of  the  Company, no  litigation,
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claim, or other proceeding before any court or governmental agency is pending or threatened against the Company.

     4.15     Exemption  from  Registration.  Subject  to  the  accuracy  of the
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Investor' representations in Article V hereof, except as required pursuant to the Registration Rights Agreement, the sale of the Units will not require registration under the 1933 Act and/or any applicable state securities law. When validly converted in accordance with the terms of the Warrants, the Shares underlying the Warrants will be duly and validly issued, fully paid, and non-assessable. The Company is issuing the Units in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(2) of the 1933 Act.

     4.16     No  General  Solicitation  or  Advertising  in  Regard  to  this
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Transaction.  Neither  the  Company  nor  any  of  its  Affiliates  nor,  to the
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knowledge of the Company, any Person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Units, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Units, under the 1933 Act, except as required herein.

     4.17     No Material Adverse Change.  Since  December 31, 2003, no Material
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Adverse Effect has occurred or exists with respect to the Company. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since December 31, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investor.

     4.18     Material  Non-Public  Information.  The  Company has not disclosed
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to the Investor any material non-public information that (a) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock, or (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

     4.19     Internal  Controls  and  Procedures.  The  Company maintains books
              -----------------------------------
and records and internal accounting controls which provide reasonable assurance that (a) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(b) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (c) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (d) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. GAAP.

     4.20     Full  Disclosure.  No  representation  or  warranty  made  by  the
              ----------------
Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor represents and warrants to the Company as follows:

     5.1     Organization and Standing of the Investor.  The Investor is validly
             -----------------------------------------
existing and in good standing under the laws of the state in which it was formed. The state in which the offer to purchase the Units hereunder was made or accepted by the Investor is the state shown as the Investor's address. The Investor was not formed for the purpose of investing solely in the Units.

     5.2     Authorization  and Power.  The Investor has the requisite power and
             ------------------------
authority to enter into and perform this Agreement and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action where appropriate. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     5.3     No  Conflicts.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (a) result in a violation of the Investor's charter documents or bylaws where appropriate or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on the Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of the Investor's obligations under this Agreement or to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

     5.4     Financial  Risks.  The  Investor  acknowledges that the Investor is
             ----------------
able to bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Units by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Units.

     5.5     Accredited  Investor.  The Investor is (a) an "accredited investor"
             --------------------
as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6) thereunder, (b) experienced in making investments of the kind described in this Agreement and the related documents,
(c) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (d) able to afford the entire loss of its investment in the Units.

     5.6     Brokers.  Except  for  Windstone  Capital  Partners,  Inc.  and its
             -------
Affiliates, who shall be paid by the Company, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

     5.7     No  Short  Sales.  Prior  to the Closing Date, neither the Investor
             ----------------
nor any of the Investor's Affiliates will be in a net short position with regard to the Common Stock in any accounts directly or indirectly controlled by the Investor.

     5.8     Knowledge of the Company. The Investor and the Investor's advisors,
             ------------------------
if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units. The Investor and the Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

     5.9     Risk  Factors.  The  Investor  understands  that  the  Investor's
             -------------
investment in the Units involves a high degree of risk. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units. The Investor warrants that the Investor is able to bear the complete loss of the Investor's investment in the Units.

     5.10     Full  Disclosure.  No  representation  or  warranty  made  by  the
              ----------------
Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, the Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     6.1     Registration  Rights.  The  Company  shall  cause  the Registration
             --------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     6.2     Reservation  of  Common  Stock.  As of the date hereof, the Company
             ------------------------------
has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of the Common Stock underlying the Warrants.

     6.3     Listing  of  Common Stock.  Following the acquisition of a publicly
             -------------------------
trading corporate shell as described herein, the Company agrees to maintain the listing of the Common Stock on a publicly trading market. The Company will take all action to continue the listing and trading of its Common Stock on a publicly trading market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the applicable publicly trading market. As used herein, the term "publicly trading market" shall not include the "Pink Sheets" which is an electronic quotation system that displays quotes from broker dealers for many over-the-counter securities operated by Pink Sheets LLC.

     6.4     Exchange Act Registration.  Following the acquisition of a publicly
             -------------------------
trading corporate shell as described herein, the Company will cause the Common Stock to be registered under Section 12(b) or (g) of the 1934 Act, and will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investor has disposed of all of its Shares or the shares of Common Stock underlying the Warrants.

     6.5     Corporate Existence; Conflicting Agreements.  The Company will take
             -------------------------------------------
all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

     6.6     Independent  Directors.  The  Company will cause the appointment of
             ----------------------
at least two independent directors within 60 days from the Closing Date. If no such directors are appointed, the Company shall pay to the Investor, pro rata, as liquidated damages and not as a penalty, an amount equal to six percent of the Purchase Price per annum, payable monthly. The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Paragraph 6.6 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Company to appoint at least two independent directors in accordance with the provision hereof.

     6.7     Registration by Officers and Directors.  The officers and directors
             --------------------------------------
of the Company, without the written consent of the Investor, shall not be permitted to register any of their shares of the Common Stock for a period of one year from the Closing Date.

     6.8     Use  of Proceeds.  The anticipated use of proceeds from the sale of
             ----------------
the Common Stock is shown in the following table. The foregoing table assumes that a maximum of $2,000,000 is received by the Company from the sale of the Shares. Until they are needed, the Company intends to invest the proceeds from the sale of the Units in short term, interest bearing investment grade securities. Notwithstanding anything herein contained to the contrary, the following described use of proceeds may be modified as determined in the best interest of the Company.

                       USE OF PROCEEDS                         IF ALL UNITS ARE SOLD
                       ---------------                         ---------------------
     Fees to Windstone Capital at 15% . . . . . . . . . . . .  $             300,000
     Purchase of publicly trading shell . . . . . . . . . . .                275,000
     Development of marketing materials and sales effort for
     Constant Vacuum Monitor and LNG/CNG markets. . . . . . .                400,000
     Payment on subsidiary purchases. . . . . . . . . . . . .                300,000
     Installation of Beta site for ARCO . . . . . . . . . . .                 15,000
     Legal fees for registration documents. . . . . . . . . .                 50,000
     Working capital. . . . . . . . . . . . . . . . . . . . .                660,000
                                                               ---------------------
     Total. . . . . . . . . . . . . . . . . . . . . . . . . .  $           2,000,000
                                                               =====================

                                   ARTICLE VII
                            COVENANTS OF THE INVESTOR

     7.1     Voting  Rights.  For so long as the Investor owns any shares of the
             --------------
Common Stock, the Investor grants to the members of the board of directors of the Company, collectively, a proxy, coupled with an interest, to vote 20 percent of the shares of the Common Stock held by the Investor at the time any such vote is taken.

     7.2     Compliance  with  Law.  The  Investor's  trading  activities  with
             ---------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Common Stock may be listed.

     7.3     Transfer  Restrictions.  The  Investor's  acknowledge  that (a) the
             ----------------------
Shares, Warrants and shares of the Common Stock underlying the Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (i) subsequently registered thereunder or (ii) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares, Warrants and shares of the Common Stock underlying the Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (b) any sale of the Shares, Warrants and shares of the Common Stock underlying the Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

     7.4     Purchase  for  Investment.  The  purchase of the Units hereunder is
             -------------------------
being made for the Investor's own account for investment, with no present intention of resale.

     7.5     Restrictive  Legend.  The Investor acknowledges and agrees that the
             -------------------
Shares and the Warrants, and, until such time as the shares of the Common Stock underlying the Warrants have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Shares and the Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

"THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

                                  ARTICLE VIII
                CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

     The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

     8.1     No  Termination.  This  Agreement  shall  not  have been terminated
             ---------------
pursuant  to  Article  X  hereof.

     8.2     Representations  True  and  Correct.  The  representations  and
             -----------------------------------
warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

     8.3     Compliance  with  Covenants.  The Investor shall have performed and
             ---------------------------
complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

     8.4     No  Adverse  Proceedings.  On  the  Closing  Date,  no  action  or
             ------------------------
proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

                                   ARTICLE IX
               CONDITIONS PRECEDENT TO THE INVESTOR'S OBLIGATIONS

     The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

     9.1     Closing  of  Acquisition  of  Publicly  Trading  Corporate  Shell.
             -----------------------------------------------------------------
Simultaneously with the Closing, the Company shall close the acquisition of a publicly trading corporate shell (the "Corporate Shell"), which will not have liabilities in excess of $100,000, either by means of a stock acquisition or reverse merger (the "Shell Acquisition"), as determined by the Company. Following the closing of the Shell Acquisition, the stockholders of the Company, including the Investor, shall receive shares of the common stock of the Corporate Shell in exchange for their shares of the Common Stock in the same proportion as the shares of the Common Stock issued in favor of the current stockholders of the Company as of the Closing Date and the Investor, after the issuance of the 2,000,000 shares of the Common Stock to be sold to the Investor hereunder. Further, the Corporate Shell shall assume all of the obligations of the Company described hereunder, including, but not limited to the issuance of the Warrants, and the obligations under the Registration Rights Agreement. For example, if 200,000 shares of the Common Stock are issued for the acquisition of the Corporate Shell, then the Investor's ownership on a primary shares of the
Common  Stock  outstanding  basis  would  be  2,000,000  shares   (2,000,000  +
9,750,000) = 17.02 percent ownership of the entire resulting ownership of the Corporate Shell. Moreover, on a fully diluted basis, the Investor would own (2,000,000 shares of the Common Stock + Warrants to purchase 7,000,000 additional shares) (9,750,000 shares + 2,000,000 shares + Warrants to purchase 7,000,000 shares) = 48 percent of the entire resulting ownership of the Corporate Shell. The fully diluted calculation is an approximation because the calculation does not include the exercise of other warrants or options of the Company may be then outstanding.

     9.2     No  Termination.  This  Agreement  shall  not  have been terminated
             ---------------
pursuant  to  Article  X  hereof.

     9.3     Representations  True  and  Correct.  The  representations  and
             -----------------------------------
warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

     9.4     Compliance  with  Covenants.  The  Company shall have performed and
             ---------------------------
complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

     9.5     No  Adverse  Proceedings.  On  the  Closing  Date,  no  action  or
             ------------------------
proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

                                    ARTICLE X
                        TERMINATION, AMENDMENT AND WAIVER

     10.1     Termination.  This  Agreement  may be terminated at any time prior
              -----------
to  the  Closing  Date:

          (a)     By  mutual  written  consent  of the Investor and the Company;

          (b) By the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied, and such breach shall, if capable of cure, not have been cured within five days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

          (c) By either party, if the Closing Date is after February 29, 2004.

     10.2     Effect  of  Termination.  In  the event of the termination of this
              -----------------------
Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability on the part of the Company or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease, except as expressed herein.

     10.3     Amendment.  This  Agreement  may  be amended by the parties hereto
              ---------
any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

     10.4     Waiver.  At any time prior to the Closing Date, the Company or the
              ------
Investor, as appropriate, may (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.

                                   ARTICLE XI
                               GENERAL PROVISIONS

     11.1     Transaction  Costs.  Except  as otherwise provided herein, each of
              ------------------
the parties shall pay all of its costs and expenses (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

     11.2     Indemnification.  The  Investor  agrees  to  defend  and  hold the
              ---------------
Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement by the Investor or failure by the Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     11.3     Headings.  The  headings  contained  in  this  Agreement  are  for
              --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.4     Entire  Agreement.  This  Agreement (together with the Attachments
              -----------------
and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     11.5     Notices.  All  notices and other communications hereunder shall be
              -------
in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D.

Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Investor addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     11.6     Severability.  If any term or other provision of this Agreement is
              ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     11.7     Binding  Effect.  All  the  terms and provisions of this Agreement
              ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     11.8     Preparation  of  Agreement.  This Agreement shall not be construed
              --------------------------
more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     11.9     Attorneys' Fees.  In the event that it should become necessary for
              ---------------
any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other parties. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder's fees).

     11.10     Law Governing; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     11.11     Preparation  and  Filing  of  Securities  and Exchange Commission
               -----------------------------------------------------------------
Filings.  Each  Investor  shall reasonably assist and cooperate with the Company
-------
in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.

     11.12     Further  Assurances,  Cooperation.  Each  party  shall,  upon
               ---------------------------------
reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

     11.13     Survival.  The  representations,  warranties,  covenants  and
               --------
agreements made herein shall survive the Closing of the transaction contemplated hereby.

     11.14     Third Parties.  Except as disclosed in this Agreement, nothing in
               -------------
this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     11.15     Failure  or  Indulgence  Not  Waiver;  Remedies  Cumulative.  No
               -----------------------------------------------------------
failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     11.16     Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.


                               ENVIRONMENTAL TECHNOLOGIES, INC.



                               By
                                 ----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                               BARRON PARTNERS LP



                               By
                                 -----------------------------------------------
                                 Andrew Barron Worden, President, Barron Capital Advisors LLC, General Partner


Attachments:
-----------
Attachment  A  -  Form  of  Warrants
Attachment  B  -  Registration  Rights  Agreement

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   A WARRANT FOR THE PURCHASE OF COMMON STOCK


1,500,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,500,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This A Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this A Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this A Warrant.

     1.     Registration of this  A  Warrant.  The Company shall register this A
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "A Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this A Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this A Warrant
            --------------------------
represents that the Holder is acquiring this A Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this A Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of A Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this A Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this A Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this A Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this A Warrant.

     4.     Registration  of  Transfers  and  Exchange  of this A  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this A Warrant, the Company shall register the transfer of any portion of this A Warrant in the A Warrant Register, upon surrender of this A Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this A Warrant (any such new warrant, a "New A Warrant"), evidencing the portion of this A Warrant so transferred shall be issued to the transferee and a New A Warrant evidencing the remaining portion of this A Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New A Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This A Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New A Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New A Warrant will be dated the date of such exchange.

     5.     Exercise  of this A  Warrant.
            ----------------------------

          (a) Upon surrender of this A Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this A Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this A Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this A Warrant (or any New A Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New A Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This A Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this A Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New A Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this A Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this A Warrant may, at its election exercised in its sole discretion, exercise this A Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                            B

          For purposes of the foregoing formula:

               A = the total number shares with respect to which this A Warrant is then being exercised.

               B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this A Warrant.

               C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this A Warrant until after July ___, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this A Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  of  the Exercise  Price due to EBIT.  The Exercise
                  -----------------------------------------------
Price will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30, 2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $1.00 - [$.75 x ($3,000,000-E)/$1,000,000], where E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [$.75 x ($3,000,000-$2,500,000)/$1,000,000], or
$0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this A Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this A Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this A Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this A Warrant immediately prior thereto (all subject to further adjustment as provided in this A Warrant).

          (d)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this A Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     7.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this A Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this A Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this A Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this A Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     8.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     9.     Miscellaneous.
            -------------

          (a) This A Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This A Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this A Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this A Warrant. This A Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This A Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this A Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this A Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this A Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this A Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this A Warrant.

          (g) In the event of any conflict between the terms of this A Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this A Warrant to be duly executed by the authorized officer as of the date first above stated.

                                  CYBER PUBLIC RELATIONS, INC.

                                  By
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing A Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the A Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this A Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the A Warrant) together with any applicable taxes payable by the undersigned pursuant to the A Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_____________________________________________________

_____________________________________________________

_____________________________________________________
(Please print name and address)

_____________________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed A Warrant, the undersigned requests that a New A Warrant (as defined in the A Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_____________________________________________________

_____________________________________________________

_____________________________________________________
(Please print name and address)



Dated: ________________________         Name of Holder:

                                        (Print)_______________________________

                                        By____________________________________

                                        Name__________________________________

                                        Title_________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the A Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.
                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   B WARRANT FOR THE PURCHASE OF COMMON STOCK


1,650,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,650,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $1.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This B Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this B Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this B Warrant.

     1.     Registration of this  B  Warrant.  The Company shall register this B
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "B Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this B Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this B Warrant
            --------------------------
represents that the Holder is acquiring this B Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this B Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of B Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this B Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this B Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this B Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this B Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  B  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this B Warrant, the Company shall register the transfer of any portion of this B Warrant in the B Warrant Register, upon surrender of this B Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this B Warrant (any such new warrant, a "New B Warrant"), evidencing the portion of this B Warrant so transferred shall be issued to the transferee and a New B Warrant evidencing the remaining portion of this B Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New B Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This B Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New B Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New B Warrant will be dated the date of such exchange.

     5.     Exercise of this  B  Warrant.
            ----------------------------

          (a) Upon surrender of this B Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this B Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this B Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this B Warrant (or any New B Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New B Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This B Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this B Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New B Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this B Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this B Warrant may, at its election exercised in its sole discretion, exercise this B Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

               For purposes of the foregoing formula:

                    A = the total number shares with respect to which this B Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this B Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this B Warrant until after July ___, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the event  that  the  closing price of the
            ------------------
Common Stock as listed on a nationally public securities market is $1.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this B Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this B Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this B Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  of  the  Exercise Price due to EBIT.  The Exercise
                  -----------------------------------------------
Price will be adjusted on a sliding scale if the earnings before interest and taxes ("EBIT") of the Company, not including any non recurring gains or losses, is less than $3,000,000 for the fiscal year of the Company ending September 30, 2004 (the "Adjustment Date") as hereinafter described. If the EBIT of the Company is $2,000,000 or less as of the Adjustment Date, then the Exercise Price will be $0.25 per share of the Common Stock. If the EBIT of the Company is less than $3,000,000 but more than $2,000,000 as of the Adjustment Date, then the Exercise Price will equal $1.00 - [$.75 x ($3,000,000-E)/$1,000,000], where E is the actual EBIT as of Adjustment Date. For example, if EBIT is $2,500,000, the Exercise Price will be $1.00 - [$.75 x ($3,000,000-$2,500,000)/$1,000,000], or
$0.63. In no event will the Exercise Price be less than $0.25 per share of the Common Stock.

          (b)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this B Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this B Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (c)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this B Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this B Warrant immediately prior thereto (all subject to further adjustment as provided in this B Warrant).

          (d)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this B Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this B Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this B Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this B Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this B Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This B Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This B Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this B Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this B Warrant. This B Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This B Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this B Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this B Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this B Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this B Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this B Warrant.

          (g) In the event of any conflict between the terms of this B Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this B Warrant to be duly executed by the authorized officer as of the date first above stated.

                                CYBER PUBLIC RELATIONS, INC.

                                By
                                  ----------------------------------------------
                                  Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing B Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the B Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this B Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the B Warrant) together with any applicable taxes payable by the undersigned pursuant to the B Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

________________________________________________

________________________________________________

________________________________________________

________________________________________________
(Please print name and address)


________________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed B Warrant, the undersigned requests that a New B Warrant (as defined in the B Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_________________________________________

_________________________________________

_________________________________________
(Please print name and address)



Dated: __________________________       Name of Holder:

                                        (Print)________________________________

                                        By_____________________________________

                                        Name___________________________________

                                        Title__________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the B Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   C WARRANT FOR THE PURCHASE OF COMMON STOCK


2,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 2,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $2.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This C Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this C Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this C Warrant.

     1.     Registration  of this C  Warrant.  The Company shall register this C
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "C Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this C Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this C Warrant
            --------------------------
represents that the Holder is acquiring this C Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this C Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of C Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this C Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this C Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this C Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this C Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  C  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this C Warrant, the Company shall register the transfer of any portion of this C Warrant in the C Warrant Register, upon surrender of this C Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this C Warrant (any such new warrant, a "New C Warrant"), evidencing the portion of this C Warrant so transferred shall be issued to the transferee and a New C Warrant evidencing the remaining portion of this C Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New C Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This C Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New C Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New C Warrant will be dated the date of such exchange.

     5.     Exercise of this  C  Warrant.
            ----------------------------

          (a) Upon surrender of this C Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this C Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this C Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this C Warrant (or any New C Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New C Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This C Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this C Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New C Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this C Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this C Warrant may, at its election exercised in its sole discretion, exercise this C Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For purposes of the foregoing formula:

                    A = the total number shares with respect to which this C Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this C Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this C Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the  event that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $2.75 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this C Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this C Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this C Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this C Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this C Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this C Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this C Warrant immediately prior thereto (all subject to further adjustment as provided in this C Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this C Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this C Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this C Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this C Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this C Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This C Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This C Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this C Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this C Warrant. This C Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This C Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this C Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this C Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this C Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this C Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this C Warrant.

          (g) In the event of any conflict between the terms of this C Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this C Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.

                               By
                                 -----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing C Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the C Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this C Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the C Warrant) together with any applicable taxes payable by the undersigned pursuant to the C Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_______________________________________________

_______________________________________________

_______________________________________________
(Please print name and address)

_______________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed C Warrant, the undersigned requests that a New C Warrant (as defined in the C Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________

__________________________________________

__________________________________________
(Please print name and address)

Dated:  _________________________       Name of Holder:

                                        (Print)________________________________

                                        By_____________________________________

                                        Name___________________________________

                                        Title__________________________________

                                        Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the C Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   D WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $4.00 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This D Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this D Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this D Warrant.

     1.     Registration of this  D  Warrant.  The Company shall register this D
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "D Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this D Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this D Warrant
            --------------------------
represents that the Holder is acquiring this D Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this D Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of D Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this D Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this D Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this D Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this D Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  D  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this D Warrant, the Company shall register the transfer of any portion of this D Warrant in the D Warrant Register, upon surrender of this D Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this D Warrant (any such new warrant, a "New D Warrant"), evidencing the portion of this D Warrant so transferred shall be issued to the transferee and a New D Warrant evidencing the remaining portion of this D Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New D Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This D Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New D Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New D Warrant will be dated the date of such exchange.

     5.     Exercise of this  D  Warrant.
            ----------------------------

          (a) Upon surrender of this D Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this D Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this D Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this D Warrant (or any New D Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New D Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This D Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this D Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New D Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this D Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this D Warrant may, at its election exercised in its sole discretion, exercise this D Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                              B

          For purposes of the foregoing formula:

                    A  =  the total  number  shares with respect to which this D
                          Warrant  is  then  being  exercised.

                    B  =  the  last  reported  sale  price  (as  reported  by
                          Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this D Warrant.

                    C  =  the Exercise  Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this D Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In  the event  that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $5.50 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this D Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this D Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this D Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this D Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this D Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this D Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this D Warrant immediately prior thereto (all subject to further adjustment as provided in this D Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this D Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this D Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this D Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this D Warrant so presented. If any fraction of shares of the

Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this D Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This D Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This D Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this D Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this D Warrant. This D Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This D Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this D Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this D Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this D Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this D Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this D Warrant.

          (g) In the event of any conflict between the terms of this D Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this D Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.


                               By
                                 -----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing D Warrant)

To:  Cyber  Public  Relations,  Inc.

     In accordance with the D Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this D Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the D Warrant) together with any applicable taxes payable by the undersigned pursuant to the D Warrant.

          The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

_______________________________________________

_______________________________________________

_______________________________________________
(Please print name and address)

_______________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed D Warrant, the undersigned requests that a New D Warrant (as defined in the D Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

_________________________________________

_________________________________________

_________________________________________
(Please print name and address)

Dated: __________________________      Name of Holder:

                                       (Print)____________________________

                                       By_________________________________

                                       Name_______________________________

                                       Title______________________________

                                       Signature must conform in all respects
                                       to name of Holder as specified on the
                                       face of the D Warrant

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT (THE "STOCK PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE
PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                     ---------------------------------------

                          CYBER PUBLIC RELATIONS, INC.
                   E WARRANT FOR THE PURCHASE OF COMMON STOCK


1,000,000 Shares                                    Rancho Cucamonga, California


     THIS IS TO CERTIFY that pursuant to that certain Stock Purchase Agreement of even date herewith executed by the parties hereto (the "Stock Purchase Agreement"), for value received, BARRON PARTNERS LP (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 1,000,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), at a purchase price of $6.00 per share of the Common Stock (the "Exercise Price")

          such number of the shares and the Exercise Price being subject to adjustment as provided herein.

     This E Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January ___, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this E Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "1933 Act") to register the resale of the shares of the Common Stock upon the exercise of this E Warrant.

     1.     Registration of this  E  Warrant.  The Company shall register this E
            --------------------------------
Warrant upon records to be maintained by the Company for that purpose (the "E Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this E Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     Investment  Representation.  The  Holder by accepting this E Warrant
            --------------------------
represents that the Holder is acquiring this E Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this E Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the 1933 Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

     3.     Validity of E Warrant and Issuance of the Common Stock.  The Company
            ------------------------------------------------------
represents and warrants that this E Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this E Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this E Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this E Warrant.

     4.     Registration  of  Transfers  and  Exchange of this  E  Warrant.
            --------------------------------------------------------------

          (a) Subject to compliance with the legend set forth on the face of this E Warrant, the Company shall register the transfer of any portion of this E Warrant in the E Warrant Register, upon surrender of this E Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Paragraph 9 hereof. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this E Warrant (any such new warrant, a "New E Warrant"), evidencing the portion of this E Warrant so transferred shall be issued to the transferee and a New E Warrant evidencing the remaining portion of this E Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New E Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

          (b) This E Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Paragraph 9 for one or more New E Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New E Warrant will be dated the date of such exchange.

     5.     Exercise  of this E  Warrant.
            ----------------------------

          (a) Upon surrender of this E Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Paragraph 9 hereof, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this E Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this E Warrant.

          (b) "Date of Exercise" means the date on which the Company shall have received (i) this E Warrant (or any New E Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New E Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

          (c) This E Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this E Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New E Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this E Warrant.

          (d) Notwithstanding anything contained herein to the contrary, the holder of this E Warrant may, at its election exercised in its sole discretion, exercise this E Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):

                         Net Number = (A x B) - (A x C)
                                      -----------------
                                            B

          For purposes of the foregoing formula:

                    A = the total number shares with respect to which this E Warrant is then being exercised.

                    B = the last reported sale price (as reported by Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this E Warrant.

                    C = the Exercise Price then in effect at the time of such exercise.

     Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this E Warrant until after January ___, 2006, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

     6.     Call by the Company.  In the  event  that  the  closing price of the
            -------------------
Common Stock as listed on a nationally public securities market is $8.00 or more for a period of 20 consecutive trading days and the Registration Statement for the Common Stock is effective for such 20 consecutive trading days, the Company may call this E Warrant upon 30 days notice and pay to the Holder the sum of $0.001 per share of the Common Stock covered by this E Warrant, for all such shares not purchased under the exercise provisions at the expiration of the 30 days notice period.

     7.     Adjustment  of  Exercise  Price and Number of Shares.  The shares of
            ----------------------------------------------------
the Common Stock or other securities at the time issuable upon exercise of this E Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

          (a)     Adjustment  for  Stock  Splits,  Stock  Dividends,
                  --------------------------------------------------
Recapitalizations,  Etc.  The Exercise Price of this E Warrant and the number of
-----------------------
shares of the Common Stock or other securities at the time issuable upon the exercise of this E Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

          (b)     Adjustment for Reorganization, Consolidation, Merger, Etc.  In
                  ---------------------------------------------------------
case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this E Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this E Warrant immediately prior thereto (all subject to further adjustment as provided in this E Warrant).

          (c)     Certificate  as  to Adjustments.  In case of any adjustment or
                  -------------------------------
readjustment in the price or kind of securities issuable on the exercise of this E Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     8.     Fractional  Shares.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional shares of the Common Stock on the exercise of this E Warrant. The number of full shares of the Common Stock that shall be issuable upon the exercise of this E Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this E Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph 8, be issuable on the exercise of this E Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

     9.     Notice.  All  notices and other communications hereunder shall be in
            ------
writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Holder addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     10.     Miscellaneous.
             -------------

          (a) This E Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This E Warrant may be amended only in writing and signed by the Company and the Holder.

          (b) Nothing in this E Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this E Warrant. This E Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This E Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

          (d) The headings herein are for convenience only, do not constitute a part of this E Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this E Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this E Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this E Warrant.

          (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this E Warrant.

          (g) In the event of any conflict between the terms of this E Warrant or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     IN WITNESS WHEREOF, the Company has caused this E Warrant to be duly executed by the authorized officer as of the date first above stated.

                               CYBER PUBLIC RELATIONS, INC.


                               By
                                 ----------------------------------------------
                                 Steven D. Rosenthal, Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing E Warrant)

To: Cyber Public Relations, Inc.

     In accordance with the E Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Cyber Public Relations, Inc. and encloses this E Warrant and $_______ for each share of the Common Stock being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the E Warrant) together with any applicable taxes payable by the undersigned pursuant to the E Warrant.

     The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:

____________________________________________

____________________________________________

____________________________________________
(Please print name and address)

____________________________________________
(Please insert Social Security or Tax Identification Number)

     If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed E Warrant, the undersigned requests that a New E Warrant (as defined in the E Warrant) evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

____________________________________________

____________________________________________

____________________________________________
(Please print name and address)

Dated: ___________________________        Name of Holder:

                                          (Print)___________________________

                                          By________________________________

                                          Name______________________________

                                          Title_____________________________

                                          Signature must conform in all respects
                                          to name of Holder as specified on the
                                          face of the E Warrant

                                                                    ATTACHMENT B


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of ___ day of January, 2004 by and among CYBER PUBLIC RELATIONS, INC., a Florida corporation (the "Company"), and BARRON PARTNERS LP (the "Investor").

     WHEREAS, the Company and the Investor have executed that certain Stock Purchase Agreement dated January 13, 2004, as amended on January 23, 2004 (the "Stock Purchase Agreement"); and

     WHEREAS, pursuant to the Stock Purchase Agreement, the Investor purchased from the Company 2,000,000 shares of its Common Stock for a purchase price of $1.00 per share, 1,500,000 cashless non-callable A Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 1,650,000 cashless and callable B Warrant for the purchase of the Common Stock exercisable at $1.00 per share, 2,000,000 cashless and callable C Warrant for the purchase of the Common Stock exercisable at $2.00 per share, 1,000,000 cashless and callable D Warrant for the purchase of the Common Stock exercisable at $4.00 per share, and 1,000,000 cashless and callable E Warrant for the purchase of the Common Stock exercisable at $6.00 per share; and

     WHEREAS, unless otherwise defined herein, all capitalized terms herein shall have the identical meaning as in the Stock Purchase Agreement; and

     WHEREAS, the ability of the Investor to sell its shares of the Common Stock is subject to certain restrictions under the 1933 Act; and

     WHEREAS, as a condition to the Stock Purchase Agreement, the Company has agreed to provide the Investor with a mechanism that will permit the Investor, subject to a market stand-off agreement, to sell its shares of the Common Stock in the future;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                     INCORPORATION BY REFERENCE, SUPERSEDER

     1.1     Incorporation  by  Reference.  The  foregoing  recitals  are hereby
             ----------------------------
acknowledged to be true and accurate, and are incorporated herein by this reference.

     1.2     Superseder.  This  Agreement, to the extent that it is inconsistent
             ----------
with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company's principal office.

                                   ARTICLE II
                           DEMAND REGISTRATION RIGHTS

     2.1     Definitions.  As  used  herein,  "Registrable  Shares"  means  and
             -----------
includes the shares of the Common Stock issued to the Investor pursuant to the Stock Purchase Agreement. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when:

          (a) They have been effectively registered under the 1933 Act and disposed of in accordance with the Registration Statement hereinafter defined covering them;

          (b) They are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect); or

          (c) They have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have "stop transfer" instructions against them.

     "Shares" shall mean, collectively, the shares of the Common Stock of the Company being issued pursuant to the Stock Purchase Agreement and those shares of the Common Stock issuable to the Investor upon exercise of the Warrants being issued pursuant to the Stock Purchase Agreement.

     2.2     Registration  of Registrable Securities.  The Company shall prepare
             ---------------------------------------
and file within 60 days following the date hereof (the "Filing Date") a registration statement (the "Registration Statement") covering the resale of the Registrable Securities. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the 1933 Act to register the resale of the Shares. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on the earlier of:

          (a) One hundred eighty days following the Closing Date pursuant to the Stock Purchase Agreement;

          (b) Ten days following the receipt of a "No Review" or similar letter from the SEC; or

          (c) The first day following the day the SEC determines the Registration Statement eligible to be declared effective (the "Required Effectiveness Date").

     Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the Investor pursuant to the Stock Purchase Agreement, the Company shall be required to promptly file a separate Registration Statement (utilizing Rule 462 promulgated under the 1933 Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate Registration Statement as if it were an amendment to the Registration Statement.

     2.3     Demand  Registration.  Subject to the limitations of Paragraph 2.2,
             --------------------
at any time, the Investor may request the registration, once and only once, under the 1933 Act of all or part of the Registrable Shares then outstanding (a "Demand Registration"). Subject to the conditions of Paragraph 3 hereof, the Company shall use its best efforts to file such Registration Statement under the 1933 Act as promptly as practicable after the date any such request is received by the Company and to cause such Registration Statement to be declared effective. The Company shall notify the Investor promptly when any such Registration Statement has been declared effective. If more than 80 percent of the Shares as of the date of the Stock Purchase Agreement have been registered or sold, this provision shall expire.

     2.4     Registration Statement Form.  Registrations under Paragraph 2.2 and
             ---------------------------
Paragraph 2.3 hereof shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

     2.5     Registration  Expenses.  The  Company  will  pay  all  Registration
             ----------------------
Expenses in connection with any registration required by under Paragraphs 2.2 and Paragraph 2.3 hereof.

     2.6     Effective  Registration  Statement.  A  registration  requested
             ----------------------------------
pursuant to Paragraphs 2.2 and Paragraph 2.3 hereof shall not be deemed to have been effected:

          (a) Unless a Registration Statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Investor (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the

Company relating to a disclosure matter unrelated to the Investor) shall be deemed to have been affected by the Company unless the Investor shall have elected to pay all Registration Expenses in connection with such registration;

          (b) If, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason; or

          (c) If, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

     2.7     Plan  of  Distribution.  The  Company  hereby  agrees  that  the
             ----------------------
Registration Statement shall include a plan of distribution section reasonably acceptable to the Investor; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

     2.8     Liquidated  Damages.  If, after 180 days following the Closing Date
             -------------------
pursuant to the Stock Purchase Agreement, in the event the Company does not register the Registrable Securities pursuant to the requirements of Paragraph
2.2 hereof, or if the Registration Statement filed pursuant to Paragraph 2.2 hereof is not declared effective, or if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement including the Registrable Securities is not effective in the period within 180 days following the Closing Date pursuant to the Stock Purchase Agreement, the Company shall, for each such day, pay the Investor, as liquidated damages and not as a penalty, an amount equal to 24 percent of the Purchase Price per annum; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs.

     The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     The parties hereto agree that the liquidated damages provided for in this Paragraph 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

     The obligation of the Company terminates when the Investor no longer holds more than 20 percent of the Registrable Securities.

                                   ARTICLE III
                         INCIDENTAL REGISTRATION RIGHTS

     3.1     Right  to  Include ("Piggy-Back") Registrable Securities.  Provided
             --------------------------------------------------------
that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Paragraph 2 hereof), on an underwritten basis (either "best-efforts" or "firm-commitment"), then, the Company will each such time give prompt written notice to the Investor of its intention to do so and of the Investor's rights under this Paragraph 3.1. Upon the written request of the Investor made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of the Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investor and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor to request that such registration be effected as a registration under Paragraph 2 hereof; and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

     No registration effected under this Paragraph 3.1 shall relieve the Company of its obligation to effect any registration upon request under Paragraph 2 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Paragraph 3.1. The right provided the Investor pursuant to this Paragraph shall be exercisable at its sole discretion.

     3.2     Priority  in Incidental Registrations.  If the managing underwriter
             -------------------------------------
of the underwritten offering contemplated by this Paragraph 3 shall inform the Company and the Investor by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering:

          (a) First, securities proposed by the Company to be sold for its own account; and

          (b) Second, Registrable Securities and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, the Investor shall have pro rata rights of registration with all shares sought to be included by officers and directors of the Company as well as holders of 10 percent or more of the Common Stock.

                                   ARTICLE IV
                             REGISTRATION PROCEDURES

     4.1     Registration  Procedures.  If  and whenever the Company is required
             ------------------------
to affect the registration of any Registrable Securities under the 1933 Act as provided in Paragraph 2.2 hereof and, as applicable, Paragraph 2.3 hereof, the Company shall, as expeditiously as possible:

          (a) Prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such Registration Statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Paragraph 2.2 hereof); provided, however, that before filing such Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Investor, copies of all such documents proposed to be filed;

          (b) With respect to any Registration Statement pursuant to Paragraph 2.2 hereof or Paragraph 2.3 hereof, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until the earlier to occur of 18 months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 10 consecutive Trading Days or an aggregate of 40 Trading Days during each year (each a "Black-Out Period") or such time as all of the securities which are the subject of such Registration Statement cease to be Registrable Securities;

          (c) Furnish to the Investor such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as the Investor and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

          (d) Use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities laws or blue sky laws as the Investor shall reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Investor to consummate the disposition in such jurisdictions of the securities owned by the Investor, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) Use its commercially reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investor to consummate the disposition of such Registrable Securities;

          (f) Furnish to the Investor a signed counterpart, addressed to the Investor, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Investor including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

               (iv) Of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (h) Notify each holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Investor promptly prepare and furnish to the Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (i) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more 18 eighteen months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

          (k) Enter into such agreements and take such other actions as the Investor shall reasonably request in writing (at the expense of the requesting or benefiting Investor) in order to expedite or facilitate the disposition of such Registrable Securities; and

          (l) Use its commercially reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange on which any of the Registrable Securities are then listed.

     The Company may require each holder of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

     4.2     Filings.  The  Company  will  not  file  any Registration Statement
             -------
pursuant to Paragraph 2.2 or Paragraph 2.3 hereof, or amendment thereto or any prospectus or any supplement thereto to which the Investor shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

     4.3     Representations  and  Warranties  of  the  Company.  The  Company
             --------------------------------------------------
represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the Stock Purchase Agreement.

     4.4     Discontinuance  of  Disposition  of  Registrable  Securities.  The
             ------------------------------------------------------------
Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (h) of Paragraph
4.1 hereof, the Investor will forthwith discontinue the Investor's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (h) of Paragraph
4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                                    ARTICLE V
                             UNDERWRITTEN OFFERINGS

     5.1     Incidental  Underwritten  Offerings.  If  the  Company  at any time
             -----------------------------------
proposes to register any of its securities under the 1933 Act as contemplated by Paragraph 3.1 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Investor as provided in Paragraph 3.1 and subject to the provisions of Paragraph 3.2 hereof, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Investor among the securities to be distributed by such underwriters.

     5.2     Holdback Agreements.  Subject to such other reasonable requirements
             -------------------
as may be imposed by the underwriter as a condition of inclusion of the Registrable Securities in the Registration Statement, the Investor agrees by acquisition of the Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten registration, any equity securities of the Company, during such reasonable period of time requested by the underwriter; provided however:

          (a) The secondary offering is intended to raise a minimum of $8,000,000 on behalf of the Company and

          (b) Such period shall not exceed the 90 day period commencing with the completion of an underwritten offering.

     The Company agrees and acknowledges that during any holdback period, the Investor may sell, in the holdback period, Registrable Securities in the amount of up to one percent per week of the shares of the Common Stock held by the Investor as long as this Agreement remains effective.

     5.3     Participation  in  Underwritten  Offerings.  The  Investor  may not
             ------------------------------------------
participate  in  any underwritten offering under Paragraph 3.1 hereof unless the
Investor:

          (a) Agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Investor; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require the Investor to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by the Investor expressly for use in the related Registration Statement or representations, warranties or agreements regarding the Investor, the Investor and the Investor's intended method of distribution and any other representation required by law.

     5.4     Preparation;  Reasonable  Investigation.  In  connection  with  the
             ---------------------------------------
preparation and filing of each Registration Statement under the 1933 Act pursuant to this Agreement, the Company will give the Investor and its counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Investor's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1     Indemnification  by  the Company.  In the event of any registration
             --------------------------------
of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the Investor, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Investor or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which the Investor or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Investor and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Investor.

     6.2     Indemnification  by the Investor.  The  Company  may  require, as a
             --------------------------------
condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Investor, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 6.1 hereof) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Investor specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

     6.3     Notices  of  Claims, Etc.  Promptly after receipt by an indemnified
             ------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 6.1 and Paragraph 6.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 6.1 and Paragraph 6.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     6.4     Other  Indemnification.  Indemnification  similar to that specified
             ----------------------
in Paragraph 6.1 and Paragraph 6.2 hereof (with appropriate modifications) shall be given by the Company and the Investor (but only if and to the extent required pursuant to the terms hereof) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the 1933 Act.

     6.5     Indemnification  Payments.  The  indemnification  required  by
             -------------------------
Paragraph 6.1 and Paragraph 6.2 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     6.6     Contribution.  If the indemnification provided for in Paragraph 6.1
             ------------
and Paragraph 6.2 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other from the distribution of the Registrable Securities; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Investor or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Investor or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Investor or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the Investor or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained hereof, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Paragraph 6.6 were determined by pro rata allocation (even if the Investor and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Paragraph 6.6, the Investor and an underwriter shall not be required to contribute any amount in excess of the amount by which (i) in the case of any the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VII
                                    RULE 144

     7.1     Rule 144.  The Company shall timely file the reports required to be
             --------
filed by it under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Investor, make publicly available other information) and will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with the requirements of this Paragraph 7.1.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1     Amendments  and  Waivers.  This  Agreement  may  be amended and the
             ------------------------
Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the 51 percent or more of the shares of (a) Registrable Securities issued at such time, plus (b) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Paragraph 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

     8.2     Nominees  for Beneficial Owners.  In the event that any Registrable
             -------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

     8.3     Notices.  All  notices  and other communications hereunder shall be
             -------
in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, if to the Company addressed to Mr. Steven D. Rosenthal at 8513 Rochester Avenue, Rancho Cucamonga, California 91730, with a copy to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, and if to the Investor addressed to Mr. Andrew Barron Worden 730 Fifth Avenue, 9th Floor, New York, New York 10019. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     8.4     Assignment.  This  Agreement shall be binding upon and inure to the
             ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. The Investor agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Investor's Representative to act on behalf of the Investor pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investor's Representative and be binding on all persons for all purposes.

     8.5     Descriptive  Headings.  The  descriptive  headings  of  the several
             ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     8.6     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     8.7     Entire Agreement.  This Agreement embodies the entire agreement and
             ----------------
understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

     8.8     Severability.  If  any  provision  of  this  Agreement,  or  the
             ------------
application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     8.9     Binding  Effect.  All  the  terms  and provisions of this Agreement
             ---------------
whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     8.10     Preparation  of  Agreement.  This Agreement shall not be construed
              --------------------------
more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     8.11     Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure
              -----------------------------------------------------
or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     8.12     Controlling  Agreement.  In  the event of any conflict between the
              ----------------------
terms of this Agreement or the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall control.

     8.13     Counterparts.  This  Agreement  may  be  executed  in  one or more
              ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

                             CYBER PUBLIC RELATIONS, INC.

                             By
                               ------------------------------------------------
                               Steven D. Rosenthal, Chief Executive Officer

                             BARRON PARTNERS LP

                             By
                               ------------------------------------------------
                               Andrew Barron Worden, President, Barron Capital Advisors LLC, General Partner